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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: July 26, 2004



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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ITEM 5.    OTHER EVENTS

     On July 26, 2004, the Company announced that the ATWOOD BEACON while positioning for its next well in Indonesia incurred unexpected rapid leg penetration on two of its legs. All personnel have been evacuated from the rig with no injuries and there were no environmental consequences. A copy of the press release announcing the damage to the rig is filed with this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

EXHIBIT NO.                     DESCRIPTION
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99.1     Press Release dated July 26, 2004



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ATWOOD OCEANICS, INC.
                                              (Registrant)



                                              /s/ James M. Holland
                                              James M. Holland
                                              Senior Vice President

                                              DATE: July 26, 2004


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                                  EXHIBIT INDEX


EXHIBIT NO.                  DESCRIPTION
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99.1      Press Release dated July 26, 2004


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                                                                  EXHIBIT 99.1

Houston, Texas
26 July 2004


FOR IMMEDIATE RELEASE

     Atwood Oceanics (Houston-based International Offshore Drilling Contractor -
NYSE: ATW) today announced that on July 25, 2004 the ATWOOD BEACON while positioning for its next well offshore Indonesia incurred unexpected rapid leg penetration on two of its legs. All personnel have been evacuated from the rig with no injuries and there were no environmental consequences. The rig is currently stable and, following inspection on-site, the rig will be removed from the location and is expected to be towed to a shipyard in Singapore for inspections and repairs. While some damage to the derrick and legs has occurred, the extent of damage to the rig is not known at this time.

     The Company has insurance to cover the cost of repairs to the rig in excess of a $1 million deductible and has Loss of Hire Insurance coverage of $70,000 per day for 180 days, which commences after a 30-day waiting period.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.






                                                          Contact:  Jim Holland
                                                                 (281) 749-7804